As filed with the Securities and Exchange Commission on January 4, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21334

NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
(Exact Name of the Registrant as Specified in Charter)

c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

(Address of Principal Executive Offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
c/o Neuberger Berman Management LLC
Neuberger Berman Income Opportunity Fund Inc.
605 Third Avenue, 2nd Floor

New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600

(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2009

Date of reporting period: October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders

Neuberger Berman
Income Opportunity
Fund Inc.

Annual Report

October 31, 2009

33

Contents

THE FUND

President's Letter	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS	7

FINANCIAL STATEMENTS	20

FINANCIAL HIGHLIGHTS/PER SHARE DATA	33

Report of Independent Registered Public Accounting Firm	35

Distribution Reinvestment Plan	36

Directory	38

Directors and Officers	39

Proxy Voting Policies and Procedures	49

Quarterly Portfolio Schedule	49

Notice to Shareholders	49

Report of Votes of Shareholders	50

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman LLC. "Neuberger Berman Management LLC" and the individual Fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC. ©2009 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present to you this annual report for Neuberger Berman Income Opportunity Fund Inc. for the fiscal year ended October 31, 2009. The report includes portfolio commentary, a listing of the Fund's investments, and its audited financial statements for the reporting period.

The Fund's investment objective is to provide high current income with capital appreciation as a secondary objective through a diversified portfolio of both real estate securities and high yield bonds.

In the real estate portion of the Fund, our investment approach combines analysis of security fundamentals and real estate with property sector diversification. Our disciplined valuation methodology seeks real estate securities that are attractively priced relative to their historical growth rates and the valuation of other property sectors.

In the high yield portion of the Fund, our investment approach focuses on generating income and managing risk. We seek to avoid the default and volatility risk associated with many high yield bonds by applying rigorous credit analysis to higher quality issues, and by emphasizing the intermediate range of the yield curve.

We believe that our conservative investment philosophy and disciplined investment process will benefit shareholders by providing attractive current income over the long term.

At this point, I would like to provide an update on the Fund's tender offer activity. In June 2009, the Fund completed its first tender offer and accepted for tender approximately 10% of its outstanding common shares. Additionally, during the fiscal year, the Fund announced the implementation of a semi-annual tender offer program consisting of up to four tender offers over a two-year period. Under its tender offer program, if the Fund's common shares trade at an average daily discount to net asset value per share (NAV) of greater than 10% during a 12-week measurement period, the Fund will conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV, determined on the day the tender offer expires.

The Fund's initial measurement period commenced on June 5, 2009 and ended on August 28, 2009. Given the results of this measurement period, the Fund conducted a tender offer and accepted for tender approximately 10% of its outstanding common shares in October 2009. To offset the expenses associated with the tender offers, Neuberger Berman agreed to extend the management fee waiver currently in place for the Fund.

Thank you for your confidence in the Fund. We will continue to do our best to earn your confidence and trust in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Income Opportunity Fund Inc.

Income Opportunity Fund Inc. Portfolio Commentary

For the fiscal year ended October 31 2009, on a net asset value (NAV) basis, Neuberger Berman Income Opportunity Fund Inc. posted a positive return. During this period, the Fund's high yield securities produced strong returns, as did its real estate investment trusts (REITs), albeit to a lesser extent. The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) was, overall, beneficial for performance for the Fund during the fiscal year.

At the end of the reporting period, the Fund held 16.6% of its investments in REIT common stocks, 10.9% in REIT preferred shares, 68.8% in bonds and 3.7% in cash and cash equivalents.

Real Estate Securities

The REIT market was extremely volatile during the reporting period. The FTSE NAREIT Equity REITs Index fell approximately 41% during the first four months of the fiscal year. The severe credit crunch, a weakening global economy, turmoil in the financial markets and extreme risk aversion combined to drag down the equity market, and REITs were hit particularly hard. REITs then rallied sharply over the last eight months of the period, as massive government intervention improved credit conditions and there were signs that the economy was beginning to stabilize. In addition, numerous REITs were successful in accessing the capital markets, as over 60 REITs raised roughly $20 billion in equity capital during the first 10 months of calendar year 2009.

When the reporting period began, the Fund's real estate securities portfolio was defensively positioned, as we emphasized areas of the market that have historically held up well during economic downturns. This was beneficial for the portfolio segment as its exposure to health care and self storage REITs positively contributed to performance. Elsewhere, the portfolio's holdings in grocery-anchored shopping centers and its underweighting of the more economically sensitive industrial and office REIT sectors were also rewarded. As the fiscal year progressed, the economy appeared to bottom and conditions in the REIT market improved. This prompted us to make several adjustments to the REIT portfolio. For example, we reduced some of our defensive sector overweights and increased our exposure to a number of attractively valued cyclical names that we felt would perform well if economic conditions further improved. We also turned our attention to the REITs that had successfully issued equity capital. In addition, we identified several REITs that previously had relatively solid balance sheets, believing that, with new capital, they now had the potential to acquire assets from weaker, overleveraged counterparts. Overall, these adjustments were beneficial to the portfolio's performance.

On the downside, some of our strategies detracted from the performance of the real estate securities portion of the portfolio. For example, reducing its overweight in the defensive health care sector at the end of calendar year 2008 proved to be premature, as REIT prices fell sharply in January and February of 2009.

Looking ahead, we remain positive on the long-term prospects for REITs. We believe their ability to access capital has removed a major roadblock for the sector. In addition, we believe the return to positive economic growth may be favorable for commercial real estate occupancy and rental rates. Finally, increased acquisition activity could be a positive for the REIT sector, as well capitalized REITs may be able to acquire overly leveraged assets at attractive valuations.

High Yield Securities

While the high yield market generated exceptionally strong results during the reporting period, it was far from a steady ascent. During the first month of the fiscal year the Barclays index fell 8.77%. Although the high yield market regained its footing over the next two months, prices again weakened in February 2009. During the first four months of the Fund's fiscal year, better rated high yield bonds outperformed their lower rated counterparts. The high yield market then quickly reversed course, with the high yield index posting positive returns during each of the last eight months of the reporting period. All told, the index gained 48.65% during the fiscal year and BB and CCC rated bonds gained an average of 42.54% and 57.23%, respectively.

For the first half of the reporting period, the Fund's high yield portfolio was somewhat defensively positioned. This was based on our expectations that economic conditions would remain weak, causing an increase in high yield default rates.

However, later in the period we began adding more cyclical-oriented names to the portfolio. This was due to indications that the economy was stabilizing. We also moved from an underweight in CCC securities to a more neutral posture versus the benchmark.

From an industry perspective, an underweight in paper, security selection and sector positioning in autos and security selection in utilities were the largest positive contributors to the high yield portfolio's relative performance. In contrast, underweights in diversified financial services, banking and insurance were the largest detractors from relative results.

Looking ahead, we have a relatively positive outlook for the long-term prospects of the high yield market. We believe a resumption of positive economic growth, low inflation and strong demand could, together, support high yield bond prices and lead to spread tightening (a reduction in the yield difference between Treasuries and high yield bonds) over the next 12 months.

Sincerely,

Ann H. Benjamin, Tom O'Reilly,
Brian Jones and Steve S. Shigekawa
Portfolio Co-Managers

TICKER SYMBOL

Income Opportunity Fund	NOX

RATING DIVERSIFICATION

(% of High Yield Bond Ratings)
AAA/Government/ Government Agency	0.0%
AA	0.0
A	0.8
BBB	3.0
BB	25.2
B	44.0
CCC	21.6
CC	4.0
C	0.5
Short Term	0.0
Cash & Cash Equivalents	0.9

INDUSTRY DIVERSIFICATION

(% of Equity Market Value)
Apartments	13.0%
Diversified	2.6
Health Care	13.3
Home Financing	6.0
Hybrid	3.1
Industrial	5.8
Lodging/Resorts	10.7
Office	13.8
Regional Malls	11.3
Self Storage	3.9
Shopping Centers	9.6
Specialty	4.7
Other	2.2

PERFORMANCE HIGHLIGHTS as of 10/31/09

Neuberger Berman
	Inception		Average Annual Total Return
NAV[1,3,4]	Date	1 Year	5 Years	Life of Fund
Income Opportunity Fund	06/24/2003	65.55%	-3.89%	1.01%
	Inception		Average Annual Total Return
Market Price[2,3,4]	Date	1 Year	5 Years	Life of Fund
Income Opportunity Fund	06/24/2003	59.31%	-3.89%	-1.32%

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

Endnotes

1  Returns based on the net asset value (NAV) of the Fund.

2  Returns based on the market price of Fund shares on the NYSE Amex.

3  Neuberger Berman Management LLC ("Management") has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2011. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Management. Absent such a waiver, the performance of the Fund would be lower.

4  Unaudited performance data current to the most recent month-end are available at www.nb.com.

Glossary

FTSE NAREIT Equity REITs Index:	An unmanaged index that tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the NYSE Amex. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index:	An unmanaged sub-index of the Barclays Capital High Yield Index (which includes all U.S. dollar-denominated, taxable, fixed rate, non-investment grade debt), capped such that no single issuer accounts for more than 2% of the index weight.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the above-described indices.

Schedule of Investments Income Opportunity Fund Inc.

TOP TEN EQUITY HOLDINGS

1	Mid-America Apartment Communities, Ser. H	2.6%
2	LaSalle Hotel Properties	2.4%
3	Glimcher Realty Trust	2.1%
4	Tanger Factory Outlet Centers	1.6%
5	Highwoods Properties	1.5%
6	Equity Residential	1.5%
7	Kilroy Realty, Ser. E	1.4%
8	Annaly Capital Management	1.4%
9	iStar Financial	1.3%
10	Digital Realty Trust	1.3%

NUMBER OF SHARES		VALUE† (000's omitted)
Common Stocks (25.8%)
Apartments (2.9%)
18,200	American Campus Communities	$492
10,000	AvalonBay Communities	688
46,800	Equity Residential	1,352
2,400	Essex Property Trust	180
		2,712
Diversified (1.1%)
17,262	Vornado Realty Trust	1,028
Health Care (4.2%)
38,600	HCP, Inc.	1,142
12,002	Health Care REIT	533
17,800	Nationwide Health Properties	574
33,600	OMEGA Healthcare Investors	509	È
27,900	Ventas, Inc.	1,120
		3,878
Home Financing (2.5%)
77,200	Annaly Capital Management	1,305
52,700	Starwood Property Trust	1,061
		2,366
Industrial (2.5%)
30,700	AMB Property	675
19,500	EastGroup Properties	718
81,300	ProLogis	921
		2,314
Lodging (0.5%)
47,600	Host Hotels & Resorts	481
Office (3.7%)
6,300	Boston Properties	383
98,000	Brandywine Realty Trust	937	È
51,800	Highwoods Properties	1,425	È
18,300	SL Green Realty	709	È
		3,454

NUMBER OF SHARES		VALUE† (000's omitted)
Real Estate Management & Development (0.8%)
71,300	Brookfield Properties	$724
Regional Malls (2.5%)
36,912	Macerich Co.	1,100	È
15,723	Simon Property Group	1,067
5,500	Taubman Centers	168
		2,335
Self Storage (1.7%)
55,400	Extra Space Storage	530
2,700	Public Storage, Depositary Shares	69
31,700	Sovran Self Storage	954
		1,553
Shopping Centers (2.5%)
7,700	Federal Realty Investment Trust	455
48,700	Kimco Realty	616
17,200	Regency Centers	577
18,400	Tanger Factory Outlet Centers	700
		2,348
Specialty (0.9%)
4,000	Digital Realty Trust	181
17,500	Rayonier Inc.	675
		856
	Total Common Stocks (Cost $20,182)	24,049
Preferred Stocks (17.0%)
Apartments (2.6%)
99,100	Mid-America Apartment Communities, Ser. H	2,444
Banking (0.1%)
65	GMAC, 7.00%, due 12/31/49	40	ñ
Health Care (1.5%)
25,000	Health Care REIT, Ser. D	610
34,000	LTC Properties, Ser. F	808
		1,418

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE† (000's omitted)
Hybrid (1.3%)
111,100	iStar Financial, Ser. E	$802
60,000	iStar Financial, Ser. F	431
		1,233
Lodging (4.2%)
50,000	Ashford Hospitality Trust, Ser. D	695
36,000	Eagle Hospitality Properties Trust	11	*
22,600	Hersha Hospitality Trust, Ser. A	412
15,800	Host Hotels & Resorts, Ser. E	387
77,500	LaSalle Hotel Properties, Ser. B	1,691
28,000	LaSalle Hotel Properties, Ser. D	551
6,000	Strategic Hotels & Resorts, Ser. B	53
154,000	W2007 Grace Acquisition I, Ser. B	86	*
		3,886
Office (2.2%)
60,000	DRA CRT Acquisition, Ser. A	776
60,000	Kilroy Realty, Ser. E	1,307
		2,083
Regional Malls (2.4%)
60,000	Glimcher Realty Trust, Ser. F	970
61,600	Glimcher Realty Trust, Ser. G	938
11,300	Taubman Centers, Ser. G	269	ØØ
		2,177
Shopping Centers (1.6%)
20,000	Cedar Shopping Centers, Ser. A	467
12,000	Developers Diversified Realty, Ser. I	202
34,000	Tanger Factory Outlet Centers, Ser. C	799
		1,468
Specialty (1.1%)
25,000	Digital Realty Trust, Ser. A	616
16,900	Digital Realty Trust, Ser. B	411
		1,027
	Total Preferred Stocks (Cost $26,484)	15,776

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)		VALUE† (000's omitted)
Bank Loan Obligations (8.9%)
Airlines (1.8%)
$2,096	United Airlines, Inc., Term Loan B, 2.48%, due 2/1/14	$1,637	^
Automotive (1.2%)
1,247	Ford Motor Co., Term Loan B1, 5.24%, due 12/16/13	1,108	^
Electric—Generation (3.3%)
3,999	Texas Competitive Electric Holdings Co. LLC, Term Loan DD, 3.28%, due 10/10/14	3,090
Media—Cable (1.5%)
1,349	Cequel Communications LLC, Term Loan B, 6.28%, due 5/5/14	1,337
90	Cequel Communications LLC, Term Loan A, 7.36%, due 5/5/14	87
		1,424
Software/Services (0.8%)
669	First Data Corp., Term Loan B2, 3.03%, due 9/24/14	574
190	First Data Corp., Term Loan B1, 4.95%, due 9/24/14	163
		737
Support—Services (0.3%)
298	Rental Services Corp., Second Lien Term Loan, 3.78%, due 11/30/13	268
	Total Bank Loan Obligations (Cost $7,012)	8,264
Corporate Debt Securities (97.9%)
Airlines (3.0%)
245	American Airlines, Inc., Pass-Through Certificates, Ser. 2009-1A, 10.38%, due 7/2/19	267
405	American Airlines, Inc., Senior Secured Notes, 10.50%, due 10/15/12	415	ñ
490	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2001-1, Class B, 7.71%, due 9/18/11	470
505	Delta Air Lines, Inc., Senior Secured Notes, 9.50%, due 9/15/14	515	ñ
573	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.82%, due 8/10/22	529
651	United Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.64%, due 7/2/22	573
		2,769
Auto Loans (3.6%)
1,415	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 7.00%, due 10/1/13	1,342
1,450	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.70%, due 10/1/14	1,448
490	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 12.00%, due 5/15/15	552
		3,342
Auto Parts & Equipment (1.3%)
385	Goodyear Tire & Rubber Co., Senior Unsecured Notes, 10.50%, due 5/15/16	417
825	Navistar Int'l Corp., Guaranteed Senior Notes, 8.25%, due 11/1/21	805
		1,222
Automotive (0.5%)
140	Ford Holdings, Inc., Guaranteed Notes, 9.30%, due 3/1/30	121
120	Ford Motor Co., Senior Unsecured Notes, 6.50%, due 8/1/18	96
270	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	230
		447

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)		VALUE† (000's omitted)
Banking (5.7%)
$340	CIT Group, Inc., Senior Unsecured Medium-Term Notes, 5.13%, due 9/30/14	$223	[a]
820	CIT Group, Inc., Senior Unsecured Notes, 5.40%, due 1/30/16	536	[a]
130	CIT Group, Inc., Senior Unsecured Notes, 5.85%, due 9/15/16	84	[a]
172	GMAC LLC, Guaranteed Notes, 6.88%, due 9/15/11	165	ñ
220	GMAC LLC, Senior Unsecured Notes, 0.00%, due 12/1/12	152
1,565	GMAC LLC, Guaranteed Notes, 6.75%, due 12/1/14	1,420	ñ
60	GMAC LLC, Senior Unsecured Notes, 0.00%, due 6/15/15	30
1,345	GMAC LLC, Subordinated Notes, 8.00%, due 12/31/18	1,103	ñ
1,015	GMAC LLC, Guaranteed Notes, 8.00%, due 11/1/31	868	ñµ
190	Lloyds Banking Group PLC, Junior Subordinated Notes, 6.66%, due 1/29/49	124	ñµ
265	Lloyds Banking Group PLC, Junior Subordinated Notes, Ser. A, 6.41%, due 9/29/49	172	ñµ
630	Lloyds Banking Group PLC, Junior Subordinated Notes, 6.27%, due 11/29/49	409	ñ
		5,286
Building & Construction (0.3%)
295	Standard Pacific Escrow LLC, Senior Secured Notes, 10.75%, due 9/15/16	289	ñ
Building Materials (2.1%)
105	Associated Materials LLC, Senior Secured Notes, 9.88%, due 11/15/16	108	ñØ
175	Owens Corning, Inc., Guaranteed Notes, 9.00%, due 6/15/19	190
1,160	Ply Gem Industries, Inc., Senior Secured Notes, 11.75%, due 6/15/13	1,087
560	USG Corp., Guaranteed Notes, 9.75%, due 8/1/14	588	ñ
		1,973
Chemicals (3.2%)
485	Huntsman Int'l LLC, Guaranteed Notes, 7.88%, due 11/15/14	456
1,180	MacDermid, Inc., Senior Subordinated Notes, 9.50%, due 4/15/17	1,115	ñ
971	Momentive Performance Materials, Inc., Guaranteed Notes, 12.50%, due 6/15/14	1,015	ñ
415	Momentive Performance Materials, Inc., Guaranteed Notes, 9.75%, due 12/1/14	346
		2,932
Consumer/Commercial/Lease Financing (3.8%)
385	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. H, 5.38%, due 10/1/12	297
1,050	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. I, 5.85%, due 6/1/13	786	È
720	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. I, 5.40%, due 12/1/15	496
2,875	American General Finance Corp., Senior Unsecured Medium-Term Notes, Ser. J, 6.90%, due 12/15/17	2,001
		3,580
Diversified Capital Goods (0.5%)
565	Mueller Water Products, Inc., Guaranteed Notes, 7.38%, due 6/1/17	489
Electric—Generation (6.8%)
2,705	Dynegy-Roseton/Danskammer, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	2,570
1,640	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	1,156	ØØ
1,557	Energy Future Holdings Corp., Guaranteed Notes, 11.25%, due 11/1/17	1,012
95	Homer City Funding LLC, Senior Secured Notes, 8.14%, due 10/1/19	92
295	Mirant Americas Generation LLC, Senior Unsecured Notes, 8.30%, due 5/1/11	300
485	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 2/1/16	482
705	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 1/15/17	698
		6,310
Electronics (0.8%)
390	NXP BV Funding LLC, Senior Secured Floating Rate Notes, 3.03%, due 1/15/10	294	µ
600	NXP BV Funding LLC, Senior Secured Notes, 7.88%, due 10/15/14	495
		789

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)		VALUE† (000's omitted)
Energy—Exploration & Production (2.6%)
$1,730	Chesapeake Energy Corp., Guaranteed Notes, 9.50%, due 2/15/15	$1,873
150	Chesapeake Energy Corp., Guaranteed Notes, 7.25%, due 12/15/18	145
445	Cimarex Energy Co., Guaranteed Notes, 7.13%, due 5/1/17	429	È
		2,447
Food & Drug Retailers (1.4%)
405	Rite Aid Corp., Senior Secured Notes, 9.75%, due 6/12/16	438
575	Rite Aid Corp., Senior Secured Notes, 10.38%, due 7/15/16	578
280	Rite Aid Corp., Senior Secured Notes, 10.25%, due 10/15/19	281	ñ
		1,297
Forestry/Paper (1.0%)
840	PE Paper Escrow GmbH, Senior Secured Notes, 12.00%, due 8/1/14	920	ñ
Gaming (7.4%)
225	Chukchansi Economic Development Authority, Senior Unsecured Notes, 8.00%, due 11/15/13	146	ñ
725	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/15/15	783	ñ
1,855	Harrah's Operating Co., Inc., Guaranteed Notes, 10.75%, due 2/1/16	1,419
275	MGM Mirage, Inc., Senior Secured Notes, 10.38%, due 5/15/14	293	ñ
645	MGM Mirage, Inc., Guaranteed Notes, 7.50%, due 6/1/16	493
470	MGM Mirage, Inc., Senior Secured Notes, 11.13%, due 11/15/17	517	ñ
330	Peninsula Gaming LLC, Senior Secured Notes, 8.38%, due 8/15/15	328	ñ
375	Peninsula Gaming LLC, Senior Unsecured Notes, 10.75%, due 8/15/17	372	ñ
610	Pinnacle Entertainment, Inc., Senior Notes, 8.63%, due 8/1/17	607	ñ
1,165	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	1,206	ñ
355	San Pasqual Casino Development Group, Inc., Notes, 8.00%, due 9/15/13	337	ñ
595	Shingle Springs Tribal Gaming Authority, Senior Notes, 9.38%, due 6/15/15	423	ñ
		6,924
Gas Distribution (8.5%)
410	AmeriGas Partners L.P., Senior Unsecured Notes, 7.13%, due 5/20/16	400	ØØ
1,605	El Paso Energy Corp., Medium-Term Notes, 7.80%, due 8/1/31	1,504
776	Ferrellgas L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	741	ØØ
875	Ferrellgas Partners L.P., Senior Unsecured Notes, 8.75%, due 6/15/12	875	ØØ
85	Ferrellgas Partners L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	81
620	Ferrellgas Partners L.P., Senior Notes, 9.13%, due 10/1/17	648	ñ
535	MarkWest Energy Partners L.P., Guaranteed Notes, 6.88%, due 11/1/14	503	ñ
395	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	404
627	Regency Energy Partners L.P., Guaranteed Notes, 8.38%, due 12/15/13	642
2,530	Sabine Pass LNG L.P., Senior Secured Notes, 7.50%, due 11/30/16	2,138	ØØ
		7,936
Health Services (4.7%)
130	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	111
210	Columbia/HCA Corp., Senior Unsecured Notes, 7.69%, due 6/15/25	180
95	Columbia/HCA Corp., Senior Unsecured Notes, 7.05%, due 12/1/27	76
505	HCA, Inc., Secured Notes, 9.13%, due 11/15/14	523
175	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	186	ñ
1,957	NMH Holdings, Inc., Senior Unsecured Floating Rate Notes, 7.42%, due 12/15/09	1,438	ñµ
1,315	Service Corp. Int'l, Senior Unsecured Notes, 7.50%, due 4/1/27	1,170
745	Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16	712
		4,396

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)		VALUE† (000's omitted)
Machinery (0.2%)
$190	Terex Corp., Senior Subordinated Notes, 8.00%, due 11/15/17	$175
Media—Broadcast (4.2%)
1,015	Allbritton Communications Co., Senior Subordinated Notes, 7.75%, due 12/15/12	959
730	LIN Television Corp., Guaranteed Notes, Ser. B, 6.50%, due 5/15/13	663
645	Sinclair Television Group, Inc., Senior Secured Notes, 9.25%, due 11/1/17	635	ñ
701	Umbrella Acquisition, Inc., Guaranteed Notes, 9.75%, due 3/15/15	543	ñ
670	Univision Communications, Inc., Senior Secured Notes, 12.00%, due 7/1/14	724	ñ
370	XM Satellite Radio, Inc., Senior Secured Notes, 11.25%, due 6/15/13	389	ñ
		3,913
Media—Cable (2.4%)
465	DISH DBS Corp., Guaranteed Notes, 7.88%, due 9/1/19	476
640	GCI, Inc., Senior Notes, 8.63%, due 11/15/19	640	ñ
570	UPC Holding BV, Senior Unsecured Notes, 9.88%, due 4/15/18	603	ñ
320	Videotron Ltee, Guaranteed Senior Unsecured Notes, 6.88%, due 1/15/14	320
45	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	49
160	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	173	ñ
		2,261
Media—Services (2.5%)
325	Nielsen Finance LLC, Guaranteed Notes, 11.50%, due 5/1/16	345
945	Nielsen Finance LLC, Guaranteed Notes, Step Up, 0.00%/12.50%, due 8/1/16	819	^^
340	The Interpublic Group of Cos., Inc., Senior Unsecured Notes, 10.00%, due 7/15/17	365
190	WMG Acquisition Corp., Guaranteed Notes, 7.38%, due 4/15/14	181
545	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	582	ñ
		2,292
Metals/Mining Excluding Steel (1.4%)
220	Arch Coal, Inc., Guaranteed Notes, 8.75%, due 8/1/16	226	ñ
900	Arch Western Finance Corp., Guaranteed Notes, 6.75%, due 7/1/13	868
175	Massey Energy Co., Guaranteed Notes, 6.88%, due 12/15/13	173
		1,267
Non-Food & Drug Retailers (3.6%)
845	Blockbuster, Inc., Guaranteed Notes, 9.00%, due 9/1/12	446
1,145	Blockbuster, Inc., Senior Secured Notes, 11.75%, due 10/1/14	1,085	ñ
365	Macy's Retail Holdings, Inc., Guaranteed Unsecured Notes, 7.00%, due 2/15/28	303
245	Macy's Retail Holdings, Inc., Guaranteed Notes, 6.38%, due 3/15/37	200
585	Macy's Retail Holdings, Inc., Senior Guaranteed Notes, 6.90%, due 4/1/29	482
735	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	797	ñØØ
		3,313
Packaging (0.2%)
195	Graham Packaging Co., L.P., Guaranteed Notes, 9.88%, due 10/15/14	199
Printing & Publishing (1.4%)
170	Gannett Co., Inc., Guaranteed Notes, 8.75%, due 11/15/14	167	ñ
350	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	341	ñ
870	TL Acquisitions, Inc., Senior Notes, 10.50%, due 1/15/15	822	ñ
		1,330

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)		VALUE† (000's omitted)
Real Estate Dev. & Mgt. (1.9%)
$790	American Real Estate Partners L.P., Senior Unsecured Notes, 8.13%, due 6/1/12	$790
995	American Real Estate Partners L.P., Guaranteed Notes, 7.13%, due 2/15/13	978
		1,768
REITs (1.3%)
320	HCP, Inc., Senior Unsecured Medium-Term Notes, 6.30%, due 9/15/16	318
870	HCP, Inc., Senior Unsecured Medium-Term Notes, 6.70%, due 1/30/18	864
		1,182
Restaurants (0.3%)
235	NPC Int'l, Inc., Guaranteed Notes, 9.50%, due 5/1/14	232
Software/Services (3.6%)
220	Ceridian Corp., Senior Unsecured Notes, 11.25%, due 11/15/15	212
45	Ceridian Corp., Guaranteed Notes, 12.25%, due 11/15/15	40
1,843	First Data Corp., Guaranteed Notes, 10.55%, due 9/24/15	1,650
440	Lender Processing Services, Inc., Guaranteed Notes, 8.13%, due 7/1/16	463
400	Sungard Data Systems, Inc., Guaranteed Notes, 10.63%, due 5/15/15	431	ñ
550	Sungard Data Systems, Inc., Guaranteed Notes, 10.25%, due 8/15/15	567
		3,363
Steel Producers/Products (1.2%)
1,090	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	992
205	United States Steel Corp., Senior Unsecured Notes, 6.65%, due 6/1/37	167
		1,159
Support—Services (3.4%)
950	Cardtronics, Inc., Guaranteed Notes, 9.25%, due 8/15/13	964
115	Cardtronics, Inc., Guaranteed Notes, Ser. B, 9.25%, due 8/15/13	117
335	Hertz Corp., Guaranteed Notes, 10.50%, due 1/1/16	349
295	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	288	ñ
675	United Rentals N.A., Inc., Guaranteed Notes, 7.75%, due 11/15/13	618	È
740	United Rentals N.A., Inc., Guaranteed Notes, 10.88%, due 6/15/16	803	ñ
		3,139
Telecom—Integrated/Services (6.3%)
1,155	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	1,141	È
361	Citizens Communications Co., Senior Unsecured Notes, 6.25%, due 1/15/13	356
305	Dycom Investments, Inc., Guaranteed Notes, 8.13%, due 10/15/15	281
325	Intelsat Jackson Holdings Ltd., Senior Notes, 8.50%, due 11/1/19	326	ñ
695	Intelsat Ltd., Senior Unsecured Notes, 6.50%, due 11/1/13	639
290	Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes, 8.88%, due 1/15/15	292
35	Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes, Ser. B, 8.88%, due 1/15/15	35	ñ
215	Intelsat Subsidiary Holdings Co., Ltd., Guaranteed Notes, 8.50%, due 1/15/13	216
220	Level 3 Financing, Inc., Guaranteed Notes, 12.25%, due 3/15/13	229
440	Level 3 Financing, Inc., Guaranteed Notes, 9.25%, due 11/1/14	392
835	Level 3 Financing, Inc., Guaranteed Notes, 8.75%, due 2/15/17	714
400	Qwest Corp., Senior Unsecured Notes, 7.88%, due 9/1/11	413
150	Qwest Corp., Senior Unsecured Notes, 8.88%, due 3/15/12	158
255	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	265
260	Windstream Corp., Guaranteed Notes, 8.63%, due 8/1/16	267
135	Windstream Corp., Guaranteed Notes, 7.00%, due 3/15/19	128
		5,852

See Notes to Schedule of Investments

PRINCIPAL AMOUNT (000's omitted)		VALUE† (000's omitted)
Telecom—Wireless (6.8%)
$520	Cricket Communications, Inc., Senior Secured Notes, 7.75%, due 5/15/16	$519	ñ
1,260	MetroPCS Wireless, Inc., Guaranteed Notes, 9.25%, due 11/1/14	1,270	È
1,095	Nextel Communications, Inc., Guaranteed Notes, Ser. E, 6.88%, due 10/31/13	1,013
3,430	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	2,572
550	Telesat Canada/Telesat LLC, Senior Unsecured Notes, 11.00%, due 11/1/15	597
330	Telesat Canada/Telesat LLC, Senior Subordinated Notes, 12.50%, due 11/1/17	362
		6,333
	Total Corporate Debt Securities (Cost $85,492)	91,126
NUMBER OF SHARES
Short-Term Investments (9.8%)
6,255,707	Neuberger Berman Securities Lending Quality Fund, LLC	6,381	‡
2,749,824	State Street Institutional Liquid Reserves Fund Institutional Class	2,750
	Total Short-Term Investments (Cost $9,099)	9,131
	Total Investments (159.4%) (Cost $148,269)	148,346	##
	Liabilities, less cash, receivables and other assets [(43.4%)]	(40,403)
	Liquidation Value of Perpetual Preferred Shares [(16.0%)]	(14,875)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$93,068

See Notes to Schedule of Investments

Notes to Schedule of Investments

†  The value of investments in equity securities by Neuberger Berman Income Opportunity Fund Inc. (the "Fund") are determined by Neuberger Berman Management LLC ("Management") primarily by obtaining valuations from an independent pricing service based on the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. The value of investments in debt securities are determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Management has developed a process to periodically review information provided by independent pricing services. For both debt and equity securities, if such quotations are not readily available, securities are valued using methods the Board of Directors of the Fund (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, is expected to approximate market value.

  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), formerly known as Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements, investments held by the Fund are carried at "fair value" as defined by ASC 820. Fair value is defined as the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs are used in determining the value of the Fund's investments some of which are discussed above.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

  In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in such investments.

  The following is a summary, by category of Level, of inputs used to value the Fund's investments as of October 31, 2009:

Asset Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3§	Total
Investments:
Common Stocks
Apartments	$2,712	$—	$—	$2,712
Diversified	1,028	—	—	1,028
Health Care	3,878	—	—	3,878
Home Financing	2,366	—	—	2,366
Industrial	2,314	—	—	2,314
Lodging	481	—	—	481
Office	3,454	—	—	3,454
Real Estate Management & Development	724	—	—	724
Regional Malls	2,335	—	—	2,335
Self Storage	1,553	—	—	1,553
Shopping Centers	2,348	—	—	2,348
Specialty	856	—	—	856
Total Common Stocks	24,049	—	—	24,049
Preferred Stocks
Apartments	—	2,444	—	2,444
Banking	—	40	—	40
Health Care	808	610	—	1,418
Hybrid	1,233	—	—	1,233
Lodging	3,094	792	—	3,886
Office	1,307	776	—	2,083
Regional Malls	2,177	—	—	2,177
Shopping Centers	1,266	202	—	1,468
Specialty	1,027	—	—	1,027
Total Preferred Stocks	10,912	4,864	—	15,776

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§	Total
Bank Loan Obligations
Airlines	$—	$1,637	$—	$1,637
Automotive	—	1,108	—	1,108
Electric—Generation	—	3,090	—	3,090
Media—Cable	—	1,424	—	1,424
Software/Services	—	737	—	737
Support—Services	—	268	—	268
Total Bank Loan Obligations	—	8,264	—	8,264
Corporate Debt Securities
Airlines	—	1,197	1,572	2,769
Auto Loans	—	3,342	—	3,342
Auto Parts & Equipment	—	1,222	—	1,222
Automotive	—	447	—	447
Banking	—	5,286	—	5,286
Building & Construction	—	289	—	289
Building Materials	—	1,973	—	1,973
Chemicals	—	2,932	—	2,932
Consumer/Commercial/Lease Financing	—	3,580	—	3,580
Diversified Capital Goods	—	489	—	489
Electric—Generation	—	6,310	—	6,310
Electronics	—	789	—	789
Energy—Exploration & Production	—	2,447	—	2,447
Food & Drug Retailers	—	1,297	—	1,297
Forestry/Paper	—	920	—	920
Gaming	—	6,924	—	6,924
Gas Distribution	—	7,936	—	7,936
Health Services	—	4,396	—	4,396
Machinery	—	175	—	175
Media—Broadcast	—	3,913	—	3,913
Media—Cable	—	2,261	—	2,261
Media—Services	—	2,292	—	2,292
Metals/Mining Excluding Steel	—	1,267	—	1,267
Non-Food & Drug Retailers	—	3,313	—	3,313
Packaging	—	199	—	199
Printing & Publishing	—	1,330	—	1,330
Real Estate Dev. & Mgt.	—	1,768	—	1,768
REITs	—	1,182	—	1,182
Restaurants	—	232	—	232
Software/Services	—	3,363	—	3,363
Steel Producers/Products	—	1,159	—	1,159

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§	Total
Support—Services	$—	$3,139	$—	$3,139
Telecom—Integrated/Services	—	5,852	—	5,852
Telecom—Wireless	—	6,333	—	6,333
Total Corporate Debt Securities	—	89,554	1,572	91,126
Short-Term Investments	—	9,131	—	9,131
Total Investments	$34,961	$111,813	$1,572	$148,346

§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/08	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Net transfers in and/or out of Level 3	Balance, as of 10/31/09	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/09
Investments in Securities:
Preferred Stocks
Lodging	$387	$—	$(299)	$(2)	$(86)	$—	$—
Corporate Debt Securities
Airlines	—	15	352	1,205	—	1,572	312

##  At October 31, 2009, the cost of investments for U.S. federal income tax purposes was $149,019,000. Gross unrealized appreciation of investments was $12,338,000 and gross unrealized depreciation of investments was $13,011,000, resulting in net unrealized depreciation of $673,000 based on cost for U.S. federal income tax purposes.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

‡  Managed by an affiliate of Management and could be deemed an affiliate of the Fund (see Notes A & E of Notes to Financial Statements).

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At October 31, 2009, these securities amounted to approximately $27,463,000 or 29.5% of net assets applicable to common shareholders.

ØØ  All or a portion of this security is segregated in connection with obligations for when-issued and delayed delivery purchase commitments.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2009.

^^  Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

*  Security did not produce income for the last twelve months.

Ø  All or a portion of this security was purchased on a when-issued basis. At October 31, 2009, these securities amounted to $108,000 or 0.1% of net assets.

a  Security is in default.

^  All or a portion of this security was purchased on a delayed delivery basis. As of October 31, 2009, the value of the Fund's unfunded loan commitments was approximately $594,000, pursuant to the following loan agreements:

Borrower	Principal Amount	Value
Ford Motor Co., Term Loan B1, 5.24%, due 12/16/13	$339,000	$301,000
United Airlines, Inc., Term Loan B, 2.48%, due 2/1/14	375,000	293,000

See Notes to Financial Statements

Statement of Assets and Liabilities

Neuberger Berman
(000's omitted except per share amounts)

INCOME OPPORTUNITY FUND
October 31, 2009
Assets
Investments in securities, at value *† (Notes A & E)— see Schedule of Investments:
Unaffiliated issuers	$141,965
Affiliated issuers	6,381
148,346
Cash	172
Dividends and interest receivable	2,536
Receivable for securities sold	1,784
Receivable for collateral on securities loaned (Note A)	657
Receivable for securities lending income—net (Note A)	3
Prepaid expenses and other assets	510
Total Assets	154,008
Liabilities
Notes payable (Note A)	36,700
Payable for collateral on securities loaned (Note A)	6,306
Distributions payable—preferred shares	44
Distributions payable—common shares	69
Payable for securities purchased	2,637
Payable to investment manager—net (Notes A & B)	53
Payable to administrator (Note B)	33
Interest payable	55
Accrued expenses and other payables	168
Total Liabilities	46,065
Perpetual Preferred Shares Series A (595 shares issued and outstanding) at liquidation value (Note A)	14,875
Net Assets applicable to Common Shareholders at value	$93,068
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$223,503
Distributions in excess of net investment income	(113)
Accumulated net realized gains (losses) on investments	(130,398)
Net unrealized appreciation (depreciation) in value of investments	76
Net Assets applicable to Common Shareholders at value	$93,068
Common Shares Outstanding ($.0001 par value, 999,994,000 shares authorized)	14,365
Net Asset Value Per Common Share Outstanding	$6.48
†Securities on loan, at value	$6,180
*Cost of Investments:
Unaffiliated issuers	$141,920
Affiliated issuers	6,349
Total cost of investments	$148,269

See Notes to Financial Statements

Statement of Operations

Neuberger Berman
(000's omitted)

INCOME OPPORTUNITY FUND
For the Year Ended October 31, 2009
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,791
Interest income—unaffiliated issuers	10,174
Income from investments in affiliated issuers (Note E)	32
Income from securities loaned—net (Note E)	28
Foreign taxes withheld	(1)
Total income	$13,024
Expenses:
Investment management fees (Note B)	799
Administration fees (Note B)	332
Auction agent fees (Note B)	2
Audit fees	100
Basic maintenance expense (Note B)	38
Custodian fees (Note B)	115
Insurance expense	6
Legal fees	263
Shareholder reports	95
Stock exchange listing fees	4
Stock transfer agent fees	27
Interest expense (Note A)	1,252
Directors' fees and expenses	45
Tender offer fees (Note F)	49
Pre-Payment expenses (Note A)	228
Miscellaneous	30
Total expenses	3,385
Investment management fees waived (Notes A & B)	(257)
Expenses reduced by custodian fee expense offset arrangement (Note B)	—
Total net expenses	3,128
Net investment income (loss)	$9,896
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(27,975)
Sales of investment securities of affiliated issuers	43
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	59,577
Affiliated investment securities	32
Net gain (loss) on investments	31,677
Distributions to Preferred Shareholders	(615)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$40,958

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman
(000's omitted)

	INCOME OPPORTUNITY FUND
	Year Ended October 31, 2009	Year Ended October 31, 2008
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$9,896	$25,352
Net realized gain (loss) on investments	(27,932)	(101,608)
Change in net unrealized appreciation (depreciation) of investments	59,609	(64,433)
Distributions to Preferred Shareholders From (Note A):
Net investment income	(615)	(3,089)
Net realized gain on investments	—	(1,726)
Total distributions to preferred shareholders	(615)	(4,815)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	40,958	(145,504)
Distributions to Common Shareholders From (Note A):
Net investment income	(9,855)	(21,934)
Net realized gain on investments	—	(15,059)
Tax return of capital	(2,337)	(5,021)
Total distributions to common shareholders	(12,192)	(42,014)
From Capital Share Transactions (Note D):
Payments for shares redeemed in connection with tender offer (Note F)	(18,856)	—
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	9,910	(187,518)
Net Assets Applicable to Common Shareholders:
Beginning of year	83,158	270,676
End of year	$93,068	$83,158
Distributions in excess of net investment income at end of year	$(113)	$(164)

See Notes to Financial Statements

Statement of Cash Flows

Neuberger Berman
(000's omitted)

	INCOME OPPORTUNITY FUND INC.
	For the Year Ended October 31, 2009
Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets applicable to Common Shareholders resulting from operations	$40,958
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to net cash provided in operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(167,320)
Proceeds from disposition of investment securities	186,260
Sale of short-term investment securities, net	3,986
Increase in collateral for securities loaned	(6,963)
Decrease in dividends and interest receivable	180
Decrease in receivable for securities lending income	1
Decrease in receivable from transfer agent	14
Decrease in receivable for securities sold	3,238
Increase in prepaid expenses and other assets	(393)
Increase in accumulated unpaid dividends on Preferred Shares	43
Increase in payable for collateral on securities loaned	6,306
Decrease in payable for investment securities purchased	(415)
Increase in interest payable	50
Net accretion of discount on investments	(1,907)
Increase in accrued expenses and other payables	40
Unrealized appreciation on securities	(59,609)
Net realized loss from investments	27,932
Net cash provided by operating activities		$32,401
Cash flows from financing activities:
Cash distributions paid on Common Shares	(12,286)
Payout for Common Shares redeemed via tender offer	(18,856)
Proceeds from issuance of privately placed notes	23,400
Proceeds from issuance of privately placed perpetual preferred shares	14,875
Pre-payment of privately placed notes	(5,700)
Redemption of Auction Market Preferred Shares	(31,375)
Net cash used in financing activities		(29,942)
Net increase in cash		2,459
Cash:
Beginning balance		(2,287)
Ending balance		$172
Supplemental disclosure
Cash paid for interest		$1,009

See Notes to Financial Statements

Notes to Financial Statements Income Opportunity
Fund Inc.

Note A—Summary of Significant Accounting Policies:

1  General: The Fund was organized as a Maryland corporation on April 17, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of common shareholders.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"), formerly known as FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006 - 2008. As of October 31, 2009, the Fund did not have any unrecognized tax benefits.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

  As determined on October 31, 2009, permanent differences resulting primarily from different book and tax accounting for amortization of bond premium, non-deductible organization expense, delayed compensation on bank loans and prior year real estate investment trusts ("REITs") adjustment were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

  The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$10,469,609	$25,023,020	$—	$16,785,567	$2,337,275	$5,021,169	$12,806,884	$46,829,756

  As of October 31, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows.

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$—	$(673,338)	$(129,648,681)	$(130,322,019)

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of distribution payments, capital loss carryforwards, wash sales, premium amortization, delayed compensation on bank loans and partnership basis adjustments.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at October 31, 2009, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring In:
2016	2017
$100,730,426	$28,918,255

6  Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares, interest paid on notes and the level of Fund expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-i n capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2009 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-8.

  The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions the Fund receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2009, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. For the year ended October 31, 2009, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of the Fund's distributions during the most recently completed fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

  On October 30, 2009, the Fund declared a monthly distribution to common shareholders in the amount of $0.05 per share, payable on November 30, 2009 to shareholders of record on November 16, 2009, with an ex-date of November 12, 2009. Subsequent to October 31, 2009, the Fund declared a monthly distribution to common shareholders in the amount of $0.05 per share, payable on December 31, 2009 to shareholders of record on December 15, 2009, with an ex-date of December 11, 2009.

7  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

8  Financial leverage: On June 5, 2003, the Fund re-classified 6,000 unissued shares of capital stock as Series A Auction Preferred Shares and Series B Auction Preferred Shares ("Preferred Shares"). On September 26, 2003, the Fund issued 2,510 Series A Preferred Shares and 2,510 Series B Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

  Except when the Fund declared a special rate period, distributions to preferred shareholders, which were cumulative, were accrued daily and paid every 7 days. Distribution rates were reset every 7 days based on the results of an auction, except during special rate periods. For the period ended November 11, 2008, the distribution rates ranged from 1.44% to 1.46% for Series B Preferred Shares.

  In September 2008, the Fund entered into a Master Securities Purchase Agreement and a Master Note Purchase Agreement pursuant to which it could issue privately placed notes ("PNs") and privately placed perpetual preferred shares ("PPS" and, together with PNs, "Private Securities") and use the proceeds to redeem outstanding Preferred Shares. On October 27, 2008, the Fund redeemed all of its outstanding Series A Preferred Shares, having an aggregate liquidation preference of $62,750,000. On October 29, 2008, the Fund redeemed half of its outstanding Series B Preferred Shares, having an aggregate liquidation preference of $31,375,000, and issued PNs with an aggregate principal amount of $19,000,000. On November 12, 2008, the Fund redeemed the remaining outstanding Series B Preferred Shares, having an aggregate liquidation value of $31,375,000, and issued additional PNs with an aggregate principal value of $23,400,000 an d issued 595 PPS with an aggregate liquidation preference of $14,875,000. All Preferred Shares redemptions were effected at the liquidation price of $25,000 per share plus any accumulated and unpaid dividends.

  The PNs mature in October 2013 and interest thereon is accrued daily and paid quarterly. The PPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("PPS Liquidation Value"). Distributions are accrued daily and paid quarterly for PPS. For the year ended October 31, 2009, the distribution rates on the PPS ranged from 3.18% to 5.19% and the interest rates on the PNs ranged from 1.68% to 4.92%. The Fund has paid upfront offering and organizational expenses which are being amortized over the life of the PNs. These expenses are included in the interest expense that is reflected in the Statement of Operations.

  The Fund may redeem PPS or prepay the PNs, in whole or in part, at its option after giving a minimum amount of notice to the relevant holders of the Private Securities, but will incur additional expenses if it chooses to so redeem or prepay. The Fund is also subject to certain restrictions relating to the Private Securities. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of PPS at PPS Liquidation Value and/or mandatory prepayment of PNs at par plus accrued but unpaid interest. The holders of PPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the holders of PPS will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the PPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on PPS for two consecutive years.

  During the year ended October 31, 2009, the Fund prepaid $5,700,000 of the aggregate principal amount of the PNs outstanding and incurred certain additional expenses in connection therewith. For the year ended October 31, 2009, the expenses amounted to $228,000 and are reflected in the Statement of Operations under the caption "Pre-Payment expenses."

9  Security lending: A third party, eSecLending, currently serves as exclusive lending agent for the Fund. eSecLending, as agent, has assisted the Fund in conducting a bidding process to try to identify a principal that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. During the Fund's fiscal year, no principal had, and none currently has, an exclusive securities lending arrangement with the Fund; as such, the Fund is not guaranteed any particular level of income.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI"), an affiliate of Management. Effective July 1, 2009, Dwight Asset Management Company LLC became the Sub-Adviser to the Quality Fund. The Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that the Quality Fund will maintain a $1.00 share price.

  From November 1, 2008 to November 3, 2008, the Quality Fund's NAV was $0.99 per share, which could have affected the NAV of the Fund if securities loans were outstanding on those days. For the period from November 4, 2008 to October 31, 2009, the Quality Fund's price per share was at least $1.00. The market value of the Fund's investments in the Quality Fund as of the fiscal year ended October 31, 2009, if any, is reflected in the Fund's Schedule of Investments. If it were necessary to liquidate assets in the Quality Fund to meet returns on outstanding securities loans at a time when the Quality Fund's price per share was less than $1.00, the Fund may not receive an amount from the Quality Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the Quality Fund at the price at which the Quality Fund is carrying them.

  Net income from the lending program represents any amounts received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the fiscal year ended October 31, 2009, the Fund received net income under the securities lending arrangement of approximately $28,400, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net." For the fiscal year ended October 31, 2009, "Income from securities loaned — net" consisted of approximately $41,046 in income earned on cash collateral and amounts received from a principal (including approximately $19,828 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $12,646.

  The receivable includes $657,350 as a result of a claim for cash which was due to the Fund from stock loan transactions, but was frozen in an account after Lehman Brothers Holdings Inc. filed for bankruptcy in September 2008. In the event the Fund experiences a significant delay in collecting this receivable, Management has agreed to advance the amount owed to the Fund.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Transactions with other funds managed by Neuberger Berman Management LLC: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. Through August 10, 2009, the Fund invested in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money sought to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invested in Prime Money, Management waived a portion of its management fee equal to the management fee it received from Prime Money on those assets (the "Arrangement"). For the year ended October 31, 2009, management fees waived under this Arrangement amounted to $3,884 and is reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended October 31, 2009, income earned under this Arrangement amounted to $31,982, and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

  On August 10, 2009, the Fund ceased investing in Prime Money. On this date, the Fund's shares of Prime Money were redeemed in exchange for portfolio holdings of Prime Money, which were used to purchase Institutional Class shares of State Street Institutional Liquid Reserves Fund.

12  Concentration of risk: Under normal market conditions, the Fund's equity investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund's shares may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry. The Fund's debt investments will be concentrated in high-yield corporate debt securities rated, at the time of investment, Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's, or if unrated by either of those entities, determined by Management to be of comparable quality.

Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value of the Fund's shares may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

13  Derivative Instruments: Management has evaluated the requirements of ASC 815 "Disclosures about Derivative Instruments and Hedging Activities"("ASC 815"), formerly known as FASB Statement of Financial Accounting Standards No. 161 "Disclosures about Derivative Instruments and Hedging Activities", which are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. ASC 815 requires enhanced disclosures about a fund's derivative and hedging activities. Management has concluded that, since the Fund did not hold any derivative instruments during the year ended October 31, 2009, no additional disclosures pursuant to ASC 815 are required at this time.

14  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

15  Reclassifications: Certain amounts in the prior year have been reclassified to conform to the current year presentation.

16  Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, and Other Transactions with Affiliates:

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any PPS or other Preferred Shares outstanding and principal balance of PNs issued is not considered a liability.

  Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

Year Ended October 31,	% of Average Daily Managed Assets
2009	0.19
2010	0.13
2011	0.07

  Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.

  In connection with the May 2009 tender offer and the Tender Offer Program more fully described in Note F, Management has agreed to voluntarily extend for one year the contractual fee waivers currently in place, so that the fee waiver as a percentage of average daily Managed Assets would be:

Year Ended October 31,	% of Average Daily Managed Assets
2010	0.19
2011	0.13
2012	0.07

  For the year ended October 31, 2009, such waived fees amounted to $252,874.

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

  Neuberger Berman LLC (formerly known as Neuberger Berman, LLC) ("Neuberger") and NBFI are retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of NBFI, Neuberger and/or Management.

  During the reporting period, the predecessor of Management, the investment manager of the Fund, Lehman Brothers Asset Management LLC and Neuberger Berman, LLC, the sub-advisers of the Fund, were wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 3, 2008, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

  The Acquisition closed on May 4, 2009. The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

  The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub-Advisory Agreements. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Directors who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreements for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

  These events have not had a material impact on the Fund or its operations. Management, NBFI and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-advisers of the Fund.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2009, the impact of this arrangement was a reduction of expenses of $186.

  In connection with the settlement of each Preferred Share auction, the Fund paid, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee was paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee was paid at a rate agreed to by the Fund and the broker-dealer.

  In order to satisfy rating agency requirements and the terms of the Private Securities, the Fund is required to provide the rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than a Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain the AAA rating on the Private Securities. "Discounted value" refers to the fact that the rating agency requires the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. The Fund pays a fee to State Street for the preparation of these reports, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

Note C—Securities Transactions:

  During the year ended October 31, 2009, there were purchase and sale transactions (excluding short-term securities) of $158,974,023 and $177,444,345, respectively.

  During the year ended October 31, 2009, brokerage commissions on securities transactions from affiliated brokers were as follows: Neuberger received $0.

Note D—Capital:

  At October 31, 2009, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

Common Shares Outstanding	Common Shares Owned by Neuberger
14,364,850	6,981

  Transactions in common shares for the years ended October 31, 2009 and October 31, 2008 were as follows:

Redemption of Common Shares		Net Decrease in Common Shares Outstanding
2009	2008	2009	2008
(3,369,533)	—	(3,369,533)	—

Note E—Investments In Affiliates:

Name of Issuer	Balance of Shares Held October 31, 2008	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2009	Value October 31, 2009	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	6,735,947	80,968,398	87,704,345	—	$—	$31,982
Neuberger Berman Securities Lending Quality Fund, LLC**	—	31,761,206	25,505,499	6,255,707	6,380,521	19,828
Total					$6,380,821	$51,810

*  Prime Money was also managed by Management and may have been considered an affiliate since it had the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may have owned 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note F—Tender Offer Program:

  The Fund conducted a tender offer that commenced on May 1, 2009 and expired on May 29, 2009. The Fund offered to purchase up to 10% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expired. The Fund's tender offer was oversubscribed. In accordance with the terms of the tender offer, the Fund accepted all shares properly tendered by shareholders holding fewer than 100 common shares that tendered all their shares and that provided appropriate certification as part of the tender ("odd-lot adjustment"). The Fund purchased the remainder of the common shares on a pro-rata basis, after making the odd-lot adjustment, based on the number of shares properly tendered. Under the terms of the tender offer, on June 5, 2009, the Fund accepted 1,773,438 common shares, representing approximately 10% of its then-outstanding common shares. Final payment was made at $4.89 per share, representing 98% of the NAV per share on May 29, 2009.

  In addition, the Fund announced that its Board authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period ("Tender Offer Program"). Under the Tender Offer Program, if the Fund's common shares trade at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires.

  The initial measurement period under the Tender Offer Program commenced June 5, 2009 and ended August 28, 2009 (the "Measurement Period"). The Fund traded at an average daily discount to NAV of greater than 10% during the Measurement Period and, therefore, conducted a tender offer that commenced September 18, 2009 and ended October 16, 2009. The Fund offered to purchase up to 10% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expired. The Fund's tender offer was oversubscribed. In accordance with the terms of the tender offer, the Fund accepted all shares properly tendered by shareholders holding fewer than 100 common shares that tendered all their shares and that provided appropriate certification as part of the tender. The Fund purchased the remainder of the common shares on a pro-rata basis, after making the odd-lot adjustment, based on the numb er of shares properly tendered. Under the terms of the tender offer, on October 23, 2009, the Fund accepted 1,596,095 common shares, representing approximately 10% of its then-outstanding common shares. Final payment was made at $6.38 per share, representing 98% of the NAV per share on October 16, 2009.

  In connection with the May 2009 tender offer and the Tender Offer Program, Management agreed to voluntarily extend for one year the contractual management fee waiver currently in place to offset some of the expenses associated with, or possible increases in the Fund's expense ratio resulting from, the tender offers (see Note B for additional disclosure). The Board retains the ability, consistent with its fiduciary duty, to opt out of the Tender Offer Program should circumstances arise that the Board believes could cause a material negative effect on the Fund or the Fund's shareholders.

Note G—Recent Accounting Pronouncement:

  In accordance with the provision set forth in ASC 855 "Subsequent Events" ("ASC 855"), formerly known as FAS 165, "Subsequent Events," Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through December 17, 2009. Management has determined that there are no subsequent events that, in accordance with ASC 855, would need to be disclosed in the Fund's financial statements through this date.

Note H—Market Events:

  During the past year, the U.S. and global economies and the financial markets experienced significant disruptions, the effects of which are continuing to work their way through the economy. Because these market events are widespread and unprecedented, it is difficult to predict their ultimate severity or duration or the way in which they will affect particular issuers or market sectors.

Financial Highlights

Income Opportunity Fund Inc.

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

	Year Ended October 31,
	2009		2008	2007	2006	2005
Common Share Net Asset Value, Beginning of Year	$4.69		$15.26	$18.82	$16.37	$16.69
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.58		1.43	1.38	1.24	1.07
Net Gains or Losses on Securities (both realized and unrealized)	1.93		(9.36)	(2.29)	2.86	.57
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.04)		(.17)	(.21)	(.28)	(.13)
Net Capital Gains¢	—		(.10)	(.16)	(.05)	(.07)
Tax Return of Capital¢	—		—	—	—	(.01)
Total Distributions to Preferred Shareholders	(.04)		(.27)	(.37)	(.33)	(.21)
Total From Investment Operations Applicable to Common Shareholders	2.47		(8.20)	(1.28)	3.77	1.43
Less Distributions to Common Shareholders From:
Net Investment Income	(.57)		(1.24)	(1.30)	(1.11)	(1.03)
Net Capital Gains	—		(.85)	(.98)	(.21)	(.61)
Tax Return of Capital	(.14)		(.28)	—	—	(.11)
Total Distributions to Common Shareholders	(.71)		(2.37)	(2.28)	(1.32)	(1.75)
Accretive Effect of Tender Offer	.03		—	—	—	—
Common Share Net Asset Value, End of Year	$6.48		$4.69	$15.26	$18.82	$16.37
Common Share Market Value, End of Year	$5.85		$4.40	$13.49	$17.22	$14.23
Total Return, Common Share Net Asset Value†	65.55%		(61.28)%	(7.32)%	25.13%	10.33%
Total Return, Common Share Market Value†	59.31%		(58.91)%	(10.46)%	31.71%	6.22%
Ratios/Supplemental Data††
Net Assets Applicable to Common Shareholders, End of Year (in millions)	$93.1		$83.2	$270.7	$333.5	$290.0
Preferred Shares, at Liquidation Value ($25,000 per share liquidation preference) (in millions)¢¢	$14.9		$31.4	$125.5	$125.5	$125.5
Ratios are calculated using Average Net Assets Applicable to Common Shareholders Ratio of Gross Expenses#	3.87	%Ø	1.37%	1.11%	1.11%	1.13%
Ratio of Net Expenses‡	3.87	%Ø	1.36%	1.10%	1.10%	1.13%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	12.25%		12.94%	7.94%	7.18%	6.49%
Portfolio Turnover Rate	124%		79%	76%	61%	49%
Asset Coverage Per Preferred Share, End of Year@	$181,491		$91,277	$78,931	$91,462	$82,794
Notes Payable (in millions)	$37		$19	$—	$—	$—
Asset Coverage Per $1,000 of Notes Payable@@	$3,942		$7,029	$—	$—	$—

See Notes to Financial Highlights

Notes to Financial Highlights Income Opportunity
Fund Inc.

†  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management fee.

#  The Fund is required to calculate an operating expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net operating expenses to average daily net assets applicable to common shareholders would have been:

Year Ended October 31,
2009	2008	2007	2006	2005
4.19%	1.77%	1.45%	1.45%	1.48%

@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on PPS (Preferred Shares prior to November 12, 2008)) from the Fund's total assets and dividing by the number of PPS/Preferred Shares outstanding.

@@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on PPS (Preferred Shares prior to November 12, 2008) and the Notes payable) from the Fund's total assets and dividing by the outstanding notes payable balance.

††  Expense ratios do not include the effect of distribution payments to preferred shareholders. Income ratios include income earned on assets attributable to Private Securities (Preferred Shares prior to November 12, 2008) outstanding.

¢  Calculated based on the average number of shares outstanding during each fiscal period.

¢¢  From September 26, 2003 to October 27, 2008, the Fund had 2,510 Preferred Shares Series A outstanding; and from September 26, 2003 to November 12, 2008, the Fund had 2,510 Preferred Shares Series B outstanding; since November 12, 2008, the Fund has 595 PPS outstanding (see Note A-8 of Notes to Financial Statements).

Ø  For the year ended October 31, 2009, interest expense is included in expense ratios. The annualized ratio of interest expense to average net assets applicable to common shareholder is 1.55%.

ØØ  The annualized ratios of preferred share distributions to average net assets applicable to common shareholders were:

Year Ended October 31,
2009	2008	2007	2006	2005
.76%	2.46%	2.13%	1.89%	1.26%

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Neuberger Berman Income Opportunity Fund Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Income Opportunity Fund Inc. (the "Fund") as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and sig nificant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Income Opportunity Fund Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 17, 2009

Distribution Reinvestment Plan

The Bank of New York Mellon ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

Directory

Investment Manager and Administrator

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

Sub-Advisers

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Neuberger Berman Fixed Income LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601

Custodian

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Stock Transfer Agent

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07317

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Directors and Officers

The following tables set forth information concerning the directors ("Directors") and officers ("Officers") of the Fund. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Fund's Statement of Additional Information includes additional information about Directors as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about the Board of Directors

Name, (Year of Birth) and Address(1)	Position(2) with Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director

CLASS I

Independent Directors

Faith Colish (1935)	Director since 2003	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	46	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Michael M. Knetter (1960)	Director since 2007	Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	46	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Cornelius T. Ryan (1931)	Director since 2003	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	46	None.

Peter P. Trapp (1944)	Director since 2003	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	46	None.

Name, (Year of Birth) and Address(1)	Position(2) with Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director

Director who is an "Interested Person"

Robert Conti* (1956)	Chief Executive Officer, President and Director since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2006 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	46	Chairman of the Board, Staten Island Mental Health Society since 2008.

CLASS II

Independent Directors

John Cannon (1930)	Director since 2003	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	46	Formerly, Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund (1992 to 2009).

C. Anne Harvey (1937)	Director since 2003	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	46	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Name, (Year of Birth) and Address(1)	Position(2) with Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director

George W. Morriss (1947)	Director since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	46	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds; formerly, Member NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Director since 2002; Chairman of the Board since 2008; Lead Independent Director from 2006 to 2008	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	46	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth) and Address(1)	Position(2) with Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director

Director who is an "Interested Person"

Jack L. Rivkin* (1940)	Director since 2003; formerly, President 2003 to 2008	Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	46	Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1997; formerly, Director, New York Society of Security Analysts (2006 to 2008).

Name, (Year of Birth) and Address(1)	Position(2) with Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director

CLASS III

Independent Directors

Martha C. Goss (1949)	Director since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	46	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

Robert A. Kavesh (1927)	Director since 2003	Retired; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	46	Formerly, Director, The Caring Community (notfor-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Name, (Year of Birth) and Address(1)	Position(2) with Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director

Howard A. Mileaf (1937)	Director since 2003	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	46	Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

Edward I. O'Brien (1928)	Director since 2003	Retired; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	46	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

Candace L. Straight (1947)	Director since 2003	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	46	Director, Montpelier Re (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth) and Address(1)	Position(2) with Fund and Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director

Director who is an "Interested Person"

Joseph V. Amato* (1962)	Director since 2008	President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.	46	Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  The Board of Directors shall at times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of shareholders held in 2012, 2010, and 2011, respectively, and at each third annual meeting of shareholders thereafter.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Fund Director who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Fund by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates. Mr. Rivkin may be deemed an interested person of the Fund by virtue of the fact that, until August 2008, he was a director of Management and an officer of Neuberger.

Information about the Officers of the Fund

Name, (Year of Birth), and Address(1)	Position and Length of Time Served	Principal Occupation(s)(2)

Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2003	Senior Vice President, Neuberger, since 2006; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Associate General Counsel, Neuberger, 1999 to 2004; Anti-Money Laundering Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2003	Senior Vice President, Neuberger, since 2007 and Employee since 1999; formerly, Vice President, Neuberger, 2002 to 2006; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003 and one since 2006).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Senior Vice President, Management, since 2006; Secretary and General Counsel, Management, since 2004; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2003	Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008	Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Kevin Lyons (1955)	Assistant Secretary since 2003	Assistant Vice President, Neuberger, since 2008 and Employee since 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2003 and one since 2006).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served	Principal Occupation(s)(2)

Owen F. McEntee, Jr. (1961)	Vice President since 2008	Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2003	Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Andrew Provencher (1965)	Vice President since 2008	Managing Director, Management, since 2008; Managing Director, Neuberger, since 2005; formerly, Senior Vice President, Neuberger, 2003 to 2005; formerly, Vice President, Neuberger, 1999 to 2003; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Frank Rosato (1971)	Assistant Treasurer since 2005	Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008	Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); formerly, Head of Institutional Marketing, Morgan Stanley Investment Management, 1993 to 2004.

Chamaine Williams (1971)	Chief Compliance Officer since 2005	Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, Lehman Brothers Inc., 2007 to 2008; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

In early 2010 you will receive information to be used in filing your 2009 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar 2009. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For Neuberger Berman Income Opportunity Fund Inc., 0.04% of dividends distributed during the fiscal year ended October 31, 2009 qualifies for the dividends received deduction for corporate shareholders.

For the fiscal year ended October 31, 2009, the Fund designates $4,051, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding the Fund's distributions during the calendar year 2009 will be reported in conjunction with Form 1099DIV.

Report of Votes of Shareholders

An annual meeting of shareholders of Neuberger Berman Income Opportunity Fund Inc. was held on May 13, 2009. Upon completion of the acquisition of Neuberger Berman Management LLC ("Old Management"), Neuberger Berman, LLC ("NB, LLC") and Lehman Brothers Asset Management LLC ("LBAM") by NBSH Acquisition, LLC, an entity organized by key members of Neuberger Berman's senior management (the "Acquisition"), the Fund's management agreement with Old Management and sub-advisory agreements with NB, LLC and LBAM, automatically terminated. To provide for continuity of management, interim management and sub-advisory agreements became effective upon completion of the Acquisition on May 4, 2009. Shareholders voted to approve a new management agreement between the Fund and a newly-formed successor entity to Old Management ("New Management") and a new sub-advisory agreement with respect to the Fund between New Management and Neuberger Berman LLC (formerly known as Neuberger Berman, LLC) ("Neuberger") and between New Management and Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI").

Shareholders also voted to elect six Class I Directors to serve until the annual meeting of shareholders in 2012, or until their successors are elected and qualified. Class II Directors (which include John Cannon, C. Anne Harvey, George W. Morriss, Tom D. Seip and Jack L. Rivkin) and Class III Directors (which include Joseph V. Amato, Martha C. Goss, Robert A. Kavesh, Howard A. Mileaf, Edward A. O'Brien and Candace L. Straight) continue to hold office until the annual meeting in 2010 and 2011, respectively.

PROPOSAL 1 – TO APPROVE A NEW MANAGEMENT AGREEMENT BETWEEN THE FUND AND NEW MANAGEMENT

Common and Preferred Shares	Votes For	Votes Against	Abstentions	Broker Non-Votes
	9,234,714	582,458	277,477	10,094,649

PROPOSAL 2 – TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH RESPECT TO THE FUND BETWEEN NEW MANAGEMENT AND NEUBERGER

Common and Preferred Shares	Votes For	Votes Against	Abstentions	Broker Non-Votes
	9,205,514	603,958	285,177	10,094,649

PROPOSAL 3 – TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH RESPECT TO THE FUND BETWEEN NEW MANAGEMENT AND NBFI

Common and Preferred Shares	Votes For	Votes Against	Abstentions	Broker Non-Votes
	9,179,156	632,162	283,330	1,594,569

PROPOSAL 3 – TO APPROVE THE ELECTION OF SIX CLASS I DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN 2012:

Common and Preferred Shares	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Faith Colish	10,804,705	884,512	—	—
Robert Conti	10,826,568	862,649	—	—
Michael M. Knetter	10,821,749	867,468	—	—
Cornelius T. Ryan	10,799,206	890,011	—	—
Peter P. Trapp	10,813,356	875,861	—	—

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Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158–0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

H0653 12/09

Item 2. Code of Ethics

The Board of Directors (“Board”) of Neuberger Berman Income Opportunity Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21334 (filed on July 10, 2006). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss and George Morriss. Ms. Goss and Mr. Morriss are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $40,000 and $44,500 for the fiscal years ended 2008 and 2009, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $6,500 and $32,500 for the fiscal years ended 2008 and 2009, respectively. The nature of the services provided involved agreed upon procedures relating to the Preferred Shares. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2008 and 2009, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $10,000 and $10,000 for the fiscal years ended 2008 and 2009, respectively. The nature of the services provided comprised tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2008 and 2009, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2008 and 2009, respectively.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $16,500 and $42,500 for the fiscal years ended 2008 and 2009, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $400,000 and $100,000 for the fiscal years ended 2008 and 2009, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants

The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act"). Its members are Martha C. Goss, George W. Morriss, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board has delegated to Neuberger Berman Management LLC (“NB Management”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Registrant. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.

Ann H. Benjamin is a Managing Director of NB Management, Neuberger Berman LLC and Neuberger Berman Fixed Income LLC.  She has been part of the Registrant’s management team since 2005. Ms. Benjamin also manages high yield portfolios for Neuberger Berman Fixed Income LLC and its predecessor, an affiliate of Neuberger Berman LLC. She has managed money for Neuberger Berman Fixed Income LLC since 1997.

Brian Jones, CFA, is a Vice President of Neuberger Berman Management LLC and Neuberger Berman LLC. He has been co-portfolio manager of the Registrant since 2008. After joining the firm in 1999, he was an associate analyst. In 2003, he became an analyst covering REIT securities and was named an associate portfolio manager for separately managed accounts investing in REIT securities in 2007.

Thomas P. O’Reilly is a Managing Director of NB Management, Neuberger Berman LLC and Neuberger Berman Fixed Income LLC.  He has been part of the Registrant’s management team since 2005. Mr. O’Reilly also manages high yield portfolios for Neuberger Berman Fixed Income LLC and its predecessor, an affiliate of Neuberger Berman LLC. He has managed money for Neuberger Berman Fixed Income LLC since 1997.

Steve S. Shigekawa is a Vice President of NB Management and a Senior Vice President of Neuberger Berman LLC. He has been a co-portfolio manager of the Registrant since 2008 and was an associate portfolio manger of the Registrant from 2005 to 2008. Prior to that, he was an analyst with the firm covering REIT securities since 2002.

(a)(2) The table below describes the other accounts for which each of the Registrant’s Portfolio Managers has day-to-day management responsibility as of October 31, 2009.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)

Ann H. Benjamin

Registered Investment Companies*	4	$1,286.1	—	—

Other Pooled Investment Vehicles	2	$718.4	—	—

Other Accounts**	23	$4,628.5	—	—

Brian Jones

Registered Investment Companies*	2	$339	—	—

Other Pooled Investment Vehicles	0	—	—	—

Other Accounts**	4	$70	—	—

Thomas P. O’Reilly

Registered Investment Companies*	4	$1,286.1	—	—

Other Pooled Investment Vehicles	2	$718.4	—	—

Other Accounts**	23	$4,628.5	—	—

Steve S. Shigekawa

Registered Investment Companies*	2	$339	—	—

Other Pooled Investment Vehicles	0	—	—	—

Other Accounts**	4	$70	—	—

*Registered Investment Companies include: Mutual Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP Accounts).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant. Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Portfolio Manager is responsible.

NB Management, Neuberger Berman LLC and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation (as of October 31, 2009)

A portion of the compensation paid to each Portfolio Manager for management of the mutual funds in the fund family is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers’ compensation packages, including: (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman LLC prior to Neuberger Berman Holdings LLC’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a “finder’s fee” or “referral fee” paid to a third party). To determine the percentage of revenue a Portfolio Manager receives, the aggregate fees collected on the accounts for which the Portfolio Manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

NB Management’s Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

(a)(4) Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by each of the Registrant’s Portfolio Managers in the Registrant as of October 31, 2009.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Ann H. Benjamin	A
Brian Jones	A
Thomas P. O’Reilly	A
Steve S. Shigekawa	A

A = None B = $1-$10,000 C = $10,001 - $50,00 D =$50,001-$100,000	E = $100,001-$500,000 F = $500,001-$1,000,00 G = $1,000,001 or More

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

This table shows the purchases by or on behalf of the Registrant, or affiliated purchasers of the Registrant, of common stock that is registered by the Registrant pursuant to Section 12 of the Exchange Act.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
May 1 through May 31*	N/A	N/A	N/A	N/A
June 1 through June 30*	1,773,438	$4.89	1,773,438	1,773,438
July 1 through July 31	N/A	N/A	N/A	N/A
August 1 through August 31	N/A	N/A	N/A	N/A
September 1 through September 30**	N/A	N/A	N/A	N/A
October 1 through October 31**	1,596,095	$6.38	1,596,095	1,596,095
Total	3,369,533	$5.60	3,369,533	3,369,533

*       The Registrant conducted a tender offer from May 1, 2009 to May 29, 2009 (the “Tender Offer”). Under the terms of the Tender Offer, the Registrant offered to purchase up to 10% of its outstanding common stock at a price equal to 98% of its Net Asset Value (“NAV”) per share determined on the day the Tender Offer expired. The Tender Offer expired on May 29, 2009. On June 5, 2009, the Registrant accepted for tender 1,773,438 common shares, representing approximately 10% of its then outstanding common shares. Final payment was made at $4.89 per share, representing 98% of the NAV per share on May 29, 2009.

**     In addition, the Registrant implemented a semi-annual tender offer program consisting of up to four tender offers over a two-year period (“Tender Offer Program”). Under the Tender Offer Program, if the Registrant's common shares trade at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Registrant would conduct a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expires. The initial measurement period under the Tender Offer Program commenced June 5, 2009 and ended August 28, 2009 (the “Measurement Period”). The Registrant traded at an average daily discount to NAV of greater than 10% during the Measurement Period and, therefore, conducted a tender offer that commenced September 18, 2009 and ended October 16, 2009. The Registrant offered to purchase up to 10% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expired. Under the terms of the tender offer, on October 23, 2009, the Registrant accepted 1,596,095 common shares, representing approximately 10% of its then-outstanding common shares. Final payment was made at $6.38 per share, representing 98% of the NAV per share on October 16, 2009.

Item 10. Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21334 (filed July 10, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Opportunity Fund Inc.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: December 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: December 24, 2009

By:	/s/ John M. McGovern
John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date: December 24, 2009